Pensions and other post-employment benefits	12 Months Ended
Dec. 31, 2021
Pensions and other post-employment benefits
Pensions and other post-employment benefits

25. Pensions and other post-employment benefits

Nokia maintains a number of post-employment plans in various countries including both defined benefit and defined contribution plans. Nokia’s defined benefit plans comprise significant pension programs and schemes as well as material other post-employment benefit plans providing post-employment healthcare and life insurance coverage to certain employee groups. Defined benefit plans expose Nokia to various risks such as investment risk, interest rate risk, life expectancy risk, and regulatory/compliance risk. The characteristics and extent of these risks vary depending on the legal, fiscal, and economic requirements in each country. In 2021, the amount recognized in the consolidated income statement related to defined benefit plans was EUR 157 million (EUR 153 million in 2020 and EUR 31 million in 2019).

Nokia also participates in defined contribution plans, multi-employer and insured plans for which Nokia contributions are recognized as expense in the consolidated income statement in the period to which the contributions relate. In a defined contribution plan, Nokia’s legal or constructive obligation is limited to the amount that it agrees to contribute to the fund. In 2021, the amount recognized in the consolidated income statement related to defined contribution plans was EUR 223 million (EUR 209 million in 2020 and EUR 220 million in 2019).

Defined benefit plans

Nokia’s most significant defined benefit pension plans are in the United States, Germany, and the United Kingdom. Together they account for 91% (91% in 2020) of Nokia’s total defined benefit obligation and 91% (91% in 2020) of Nokia’s total plan assets.

The defined benefit obligations, the fair value of plan assets, the effects of the asset ceiling and the net defined benefit balance as of 31 December:

	2021				2020
	Defined			Net defined	Defined			Net defined
	benefit	Fair value	Effects of	benefit	benefit	Fair value	Effects of	benefit
EURm	obligation	of plan assets	asset ceiling	balance	obligation	of plan assets	asset ceiling	balance
United States	(16 907)	21 746	–	4 839	(17 379)	20 328	(1 125)	1 824
Germany	(2 630)	1 295	–	(1 335)	(2 847)	1 244	–	(1 603)
United Kingdom	(1 235)	1 652	–	417	(1 231)	1 716	–	485
Other	(1 932)	2 435	(92)	411	(2 044)	2 400	(70)	286
Total	(22 704)	27 128	(92)	4 332	(23 501)	25 688	(1 195)	992

United States

Nokia has significant defined benefit pension plans and a significant post-employment welfare benefit plan (Opeb) providing post-employment healthcare benefits and life insurance coverage in the United States. The pension plans include both traditional service-based programs and cash-balance plans. Salaried, non-union-represented employees are covered by a cash-balance program. All other legacy programs, including legacy service-based programs, were frozen by 31 December 2009. For former employees who, when actively employed, were represented by a union, Nokia maintained two defined benefit pension plans, both of which are traditional service-based programs. On 31 December 2021, these two plans were merged. The post-employment plans provide welfare benefits for certain retired former employees. Pursuant to an agreement with the Communications Workers of America (CWA) and the International Brotherhood of Electrical Workers (IBEW) unions, Nokia provides post-employment healthcare benefits and life-insurance coverage for employees formerly represented by these two unions. That agreement was renewed in 2020 and the contract expires on 31 December 2027.

Germany

Nokia maintains two primary plans in Germany which cover the majority of active employees: the cash-balance plan Beitragsorientierter Altersversorgungs Plan (BAP) for the Group’s former Nokia employees and a similar cash-balance program (AVK Basis-/Matchingkonto) for the Group’s former Alcatel-Lucent employees. Individual benefits are generally dependent on eligible compensation levels, ranking within the Group and years of service. These plans are partially funded defined benefit pension plans, the benefits being subject to a minimum return guaranteed by the Group. The funding vehicle for the BAP plan is the NSN Pension Trust e.V. The trust is legally separate from the Group and manages the plan assets in accordance with the respective trust agreements.

All other plans have been frozen or closed in prior years and replaced by the cash-balance plans. Benefits are paid in annual instalments, as monthly retirement pension, or as a lump sum on retirement in an amount equal to accrued pensions and guaranteed interest.

United Kingdom

Nokia maintains one primary plan in the UK, “Nokia Retirement Plan for former NSN & ALU employees”, which is the result of the 2019 merger of the legacy Nokia plan where the plan was merged and members’ benefits were transferred to the legacy Alcatel-Lucent plan. The combined plan consists of both money purchase sections with Guaranteed Minimum Pension (GMP) underpin and final salary sections. All final salary sections are closed to future benefit accrual: the legacy Nokia plan closed on 30 April 2012 and the legacy Alcatel-Lucent plan on 30 April 2018. Individual benefits for final salary sections are dependent on eligible compensation levels and years of service. For the money purchase sections with GMP underpin, individual benefits are dependent on the greater of the value of GMP at retirement date or the pension value resulting from the individual’s invested funds. Nokia engages the services of an external Trustee service provider to manage all investments for the combined pension plan.

Impact on the consolidated financial statements

Movements in the defined benefit obligation, fair value of plan assets and the impact of the asset ceiling

The movements in the present value of the defined benefit obligation for the years ended 31 December:

	2021				2020
	United States	United States	Other		United States	United States	Other
EURm	pension	Opeb	pension	Total	pension	Opeb	pension	Total
As of 1 January	(15 340)	(2 039)	(6 122)	(23 501)	(16 449)	(2 325)	(6 006)	(24 780)
Current service cost	(106)	–	(90)	(196)	(118)	–	(93)	(211)
Interest expense	(308)	(41)	(61)	(410)	(375)	(54)	(83)	(512)
Past service cost(1)	(5)	–	22	17	(55)	89	29	63
Settlements	–	–	38	38	–	–	10	10
Total	(419)	(41)	(91)	(551)	(548)	35	(137)	(650)
Remeasurements:
(Loss)/gain from change in demographic assumptions	(7)	6	(12)	(13)	202	20	66	288
Gain/(loss) from change in financial assumptions	640	82	267	989	(1 427)	(203)	(377)	(2 007)
Experience gain/(loss)	75	(1)	(44)	30	30	85	(15)	100
Total	708	87	211	1 006	(1 195)	(98)	(326)	(1 619)
Translation differences	(1 184)	(157)	(135)	(1 476)	1 451	196	125	1 772
Contributions from plan participants	–	(71)	(27)	(98)	–	(92)	(29)	(121)
Benefits paid	1 343	219	240	1 802	1 401	260	245	1 906
Other	–	(13)	127	114	–	(15)	6	(9)
Total	159	(22)	205	342	2 852	349	347	3 548
As of 31 December	(14 892)	(2 015)	(5 797)	(22 704)	(15 340)	(2 039)	(6 122)	(23 501)

(1)   Consists primarily of gain on plan amendment in France in 2021. In 2020, these values consist of curtailment due to global restructuring, special termination benefits for certain US employees and extension of US retiree healthcare benefits related to US union negotiations for formerly represented employees.

Present value of obligations includes EUR 16 788 million (EUR 16 959 million in 2020) of wholly funded obligations, EUR 4 723 million (EUR 5 412 million in 2020) of partly funded obligations and EUR 1 193 million (EUR 1 130 million in 2020) of unfunded obligations.

The movements in the fair value of plan assets for the years ended 31 December:

	2021				2020
	United States	United States	Other		United States	United States	Other
EURm	pension	Opeb	pension	Total	pension	Opeb	pension	Total
As of 1 January	19 869	459	5 360	25 688	20 560	464	5 273	26 297
Interest income	411	12	56	479	480	8	77	565
Administrative expenses and interest on asset ceiling	(16)	–	(5)	(21)	(19)	–	(7)	(26)
Settlements	–	–	(42)	(42)	–	–	(15)	(15)
Total	395	12	9	416	461	8	55	524
Remeasurements:
Return on plan assets, excluding amounts included in interest income	760	47	46	853	2 227	16	233	2 476
Total	760	47	46	853	2 227	16	233	2 476
Translation differences	1 625	50	159	1 834	(1 832)	(41)	(139)	(2 012)
Contributions:
Employers	25	(6)	60	79	26	6	67	99
Plan participants	–	71	27	98	–	92	29	121
Benefits paid	(1 343)	(219)	(147)	(1 709)	(1 401)	(260)	(152)	(1 813)
Section 420 Transfer(1)	(348)	348	–	–	(160)	160	–	–
Other	4	(3)	(131)	(130)	(12)	14	(6)	(4)
Total	(37)	241	(33)	171	(3 379)	(29)	(201)	(3 609)
As of 31 December	20 987	759	5 382	27 128	19 869	459	5 360	25 688

(1)  Section 420 Transfer. Refer to Future cash flows section below.

The movements in the impact of the asset ceiling limitation for the years ended 31 December:

	2021				2020
	United States	United States	Other		United States	United States	Other
EURm	pension	Opeb	pension	Total	pension	Opeb	pension	Total
As of 1 January	(1 125)	–	(70)	(1 195)	(975)	–	(55)	(1 030)
Interest expense	(22)	–	–	(22)	(27)	–	–	(27)
Remeasurements:
Change in asset ceiling, excluding amounts included in interest expense	1 198	–	(17)	1 181	(216)	–	(17)	(233)
Translation differences	(51)	–	(5)	(56)	93	–	2	95
As of 31 December	–	–	(92)	(92)	(1 125)	–	(70)	(1 195)

Net balances as of 31 December:

	2021				2020
	United States	United States	Other		United States	United States	Other
EURm	pension	Opeb	pension	Total	pension	Opeb	pension	Total
As of 31 December	6 095	(1 256)	(507)	4 332	3 404	(1 580)	(832)	992
Consisting of:
Net Pension Assets	6 422	–	1 318	7 740	3 738	–	1 300	5 038
Net Pension Liabilities	(327)	(1 256)	(1 825)	(3 408)	(334)	(1 580)	(2 132)	(4 046)

Asset ceiling limitation

Nokia may recognize the surplus of a pension plan to the amount of economic benefit that the entity can realize, either through a refund or as a reduction in future contributions. The most significant limitation of asset recognition for Nokia has been from the overfunded US formerly union-represented pension plan. All other countries where asset ceiling limits apply are not considered material.

In 2021, Nokia modified the terms of all three of its US defined benefit pension plans to provide that, in the event of a termination of the plan, any remaining balance in the Pension Fund, after settling plan liabilities, shall be distributed to Nokia. As a result of the adoption of this modification, Nokia has recognized a reduction during 2021 in the effect of the asset ceiling by EUR 1 369 million.

Movements in asset ceiling limitation are recognized directly in the consolidated statement of comprehensive income, excluding amounts included in interest expense. Following the modification to the terms of the US plans Nokia recognized an asset ceiling limitation in the amount of EUR 92 million (EUR 1 195 million in 2020).

Recognized in the income statement

Recognized in the consolidated income statement for the years ended 31 December:

EURm	2021	2020	2019
Current service cost(1)	196	211	153
Past service cost(1)	(17)	(63)	(140)
Net Interest(2)	(26)	–	9
Settlements(1)	4	5	9
Total	157	153	31

(1)   Included in operating expenses within the consolidated income statement.

(2)   Included in financial expenses within the consolidated income statement.

Recognized in other comprehensive income

Recognized in other comprehensive income for the years ended 31 December:

EURm	2021	2020	2019
Return on plan assets, excluding amounts included in interest income	853	2 476	2 291
(Loss)/gain from change in demographic assumptions	(13)	288	813
Gain/(loss) from change in financial assumptions	989	(2 007)	(2 391)
Experience gain	30	100	71
Change in asset ceiling, excluding amounts included in interest expense	1 181	(233)	(370)
Total	3 040	624	414

Actuarial assumptions and sensitivity analysis

Actuarial assumptions

Assumptions regarding future mortality are set based on actuarial advice in accordance with published statistics and experience in each country.

The discount rates and mortality tables used for the significant plans:

	2021	2020	2021
	Discount rate %		Mortality table
United States	2.4	1.9	Pri–2012 w/MP–2020 mortality projection scale
Germany	0.9	0.4	Heubeck 2018G
United Kingdom(1)	1.9	1.3	CMI 2020
Total weighted average for all countries	2.2	1.7

(1)   Tables are adjusted with 1.5% long-term rate of improvement.

The principal actuarial weighted average assumptions used for determining the defined benefit obligation:

%	2021	2020
Discount rate for determining present values	2.2	1.7
Annual rate of increase in future compensation levels	2.0	1.9
Pension growth rate	0.4	0.3
Inflation rate	1.8	1.8
Healthcare costs trend rate assumed for next year(1)	8.6	4.9
Healthcare cost trend rate assumed for next year (excluding post-employment dental benefits)(1)	8.9	5.0
Terminal growth rate(1)	4.4	4.4
Year that the rate reaches the terminal growth value(1)	2029	2028
Weighted average duration of defined benefit obligations	10 yrs	11 yrs

(1) Actuarial assumptions used for determining the defined benefit obligation - United States.

Sensitivity analysis

When calculating the sensitivity of the defined benefit obligation to significant actuarial assumptions, the present value of the defined benefit obligation is calculated using the projected unit credit method. The sensitivity analyses are based on a change in an assumption while holding all other assumptions constant and may not be representative of the actual impact of changes. If more than one assumption is changed simultaneously, the combined impact of changes would not necessarily be the same as the sum of the individual changes. If the assumptions change to a different level compared with that presented, the effect on the defined benefit obligation may not be linear. Increases and decreases in the principal assumptions, which are used in determining the defined benefit obligation, do not have a symmetrical effect on the defined benefit obligation primarily due to the compound interest effect created when determining the net present value of the future benefit.

The sensitivity of the defined benefit obligation to changes in the principal assumptions:

		Increase in assumption(1)	Decrease in assumption(1)
	Change in assumption	EURm	EURm
Discount rate for determining present values	1.0%	2 047	(2 480)
Annual rate of increase in future compensation levels	1.0%	(121)	103
Pension growth rate	1.0%	(468)	406
Inflation rate	1.0%	(530)	448
Healthcare cost trend rate	1.0%	(17)	15
Life expectancy	1 year	(998)	932

(1)   Positive movement indicates a reduction in the defined benefit obligation; a negative movement indicates an increase in the defined benefit obligation.

Investment strategies

The overall pension investment objective of Nokia is to preserve or enhance the pension plans’ funded status through the implementation of an investment strategy that maximizes return within the context of minimizing funded status risk. In formulating the asset allocation for the plans, multiple factors are considered, including, but not limited to, the long-term risk and return expectations for a variety of asset classes as well as current and multi-year projections of the pension plans’ demographics, benefit payments, contributions and funded status. Local trustee boards are responsible for conducting Asset-Liability studies, when appropriate; overseeing the investment of plan assets; and monitoring and managing associated risks under company oversight and in accordance with local law. The results of the Asset-Liability framework are implemented on a plan level.

Nokia’s pension investment managers may use derivative financial instruments including futures contracts, forward contracts, options and interest rate swaps to manage market risk. The performance and risk profile of investments is regularly monitored on a standalone basis as well as in the broader portfolio context. One risk is a decline in the plan’s funded status as a result of the adverse performance of plan assets and/or defined benefit obligations. The application of the Asset-Liability Model study focuses on minimizing such risks.

Disaggregation of plan assets

	2021				2020
EURm	Quoted	Unquoted	Total	%	Quoted	Unquoted	Total	%
Equity securities	1 359	–	1 359	5	1 198	110	1 308	5
Fixed income securities	18 732	164	18 896	70	18 666	139	18 805	73
Insurance contracts	–	981	981	4	–	793	793	3
Real estate	–	1 224	1 224	4	101	1 094	1 195	5
Short-term investments	1 646	–	1 646	6	738	173	911	4
Private equity and other	107	2 915	3 022	11	130	2 546	2 676	10
Total	21 844	5 284	27 128	100	20 833	4 855	25 688	100

United States plan assets

The majority of Nokia’s United States pension plan assets are held in a master pension trust. The Opeb plan assets are held in two separate trusts. The Pension & Benefits Investment Committee formally approves the target allocation ranges every few years on the completion of the asset-liability study by external advisors and internal investment management. The overall United States pension plan asset portfolio, as of 31 December 2021, reflects a balance of investments split of approximately 20/80 between equity, including alternative investments for this purpose, and fixed income securities.

Most short-term investments including cash, equities and fixed-income securities have quoted market prices in active markets. Equity securities represent investments in equity funds and direct investments, which have quoted market prices in an active market. Fixed income securities represent direct investments in government and corporate bonds, as well as investments in bond funds, which have quoted market prices in an active market. Insurance contracts are customary pension insurance contracts structured under domestic law in the respective countries. Real estate investments are investments in commercial properties or real estate funds, which invest in a diverse range of real estate properties. Short-term investments are liquid assets or cash, which are being held for a short period of time, with the primary purpose of controlling the tactical asset allocation. Private equity net asset values (NAVs) are determined by the asset managers based on inputs such as operating results, discounted future cash flows and market based comparable data. Private equity fair values reflect the latest available NAVs received from the asset managers, reviewed by Nokia, and adjusted for subsequent cash flows.

Future cash flows

Contributions

Group contributions to the pension and other post-employment benefit plans are made to facilitate future benefit payments to plan participants. The funding policy is to meet minimum funding requirements as set forth in the employee benefit and tax laws, as well as any such additional amounts as Nokia may determine appropriate. Contributions are made to benefit plans for the sole benefit of plan participants. Employer contributions expected to be paid in 2022 total EUR 76 million.

United States pension plans

Funding methods

Funding requirements for the three United States qualified defined benefit pension plans are determined by the applicable statutes, namely the Employee Retirement Income Security Act of 1974 (ERISA), the Internal Revenue Code of 1986, and regulations issued by the Internal Revenue Service (IRS). In determining funding requirements, ERISA allows assets to be either market value or an average value over a period of time; and liabilities to be based on spot interest rates or average interest rates over a period of time. For the non-represented, represented and formerly represented pension plans, Nokia does not foresee any future funding requirement for regulatory funding purposes, given the plans’ asset allocation and the level of assets compared to liabilities.

Post-employment healthcare benefits for both non-represented and formerly union represented retirees are capped for those who retired on or before 1 March 1990. The benefit obligation associated with this group of retirees is 94% of the total United States retiree healthcare obligation as of 31 December 2021. The US government’s Medicare program is the primary payer for those aged 65 and older, comprising almost all uncapped retirees.

Section 420 transfers

Section 420 of the U.S. Internal Revenue Code (Section 420) allows for the transfer of pension assets in excess of specified thresholds above the plan’s funding obligation (excess pension assets) to a retiree health benefits account, a retiree life insurance account, or both, maintained within the pension plan and to use the assets in such accounts to pay for, or to reimburse the employer for the cost of providing, applicable health or life insurance benefits, each as defined in Section 420, for retired employees, and with respect to health benefits, their spouses and dependants. Employers making such transfers are required to continue to provide healthcare benefits or life insurance coverage, as the case may be, for a certain period of time (cost maintenance period) at levels prescribed by regulations.

For retirees who, when actively employed, were represented by the CWA or the IBEW, Nokia expects to fund the entire current retiree healthcare and group life insurance obligations with Section 420 transfers from excess pension assets in the formerly represented pension plan. For retirees who were not represented by the CWA or IBEW (non-represented retirees), Nokia expects to be able to fund some portion of the current retiree group life insurance obligation with Section 420 transfers from excess pension assets in the non-represented pension plan. Section 420 is currently set to expire on 31 December 2025.

Benefit payments

The following table summarizes expected benefit payments from the pension plans and other post-employment benefit plans until 2031. Actual benefit payments may differ from expected benefit payments.

	US Pension			US Opeb		Other countries	Total
				Formerly union	Non-union
EURm	Management	Occupational	Supplemental plans	represented	represented
2022	1 131	243	25	111	55	287	1 852
2023	990	226	24	96	56	263	1 655
2024	944	212	24	76	56	279	1 591
2025	899	199	23	68	57	284	1 530
2026	855	187	23	58	57	290	1 470
2027-2031	3 627	755	102	318	292	1 491	6 585

Benefits are paid from plan assets where there is sufficient funding available to the plan to cover the benefit obligation. Any payments in excess of the plan assets are paid directly by Nokia. Direct benefit payments expected to be paid in 2022 total EUR 119 million.